UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 8, 2012

Omni Ventures, Inc.
(Exact name of registrant as specified in its charter)

Kansas
(State or Other Jurisdiction of Incorporation)

333-156263	26-3404322
(Commission File Number)	(IRS Employer Identification No.)

637 S. Clarence St., Los Angeles, CA	90023
(Address of Principal Executive Offices)	(Zip Code)

(323) 981-0205
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Director and Officer. On February 8, 2012, Kendrick Kim was terminated for cause as a Director of the Company.

Appointment of Director and Officer.  On February 14, 2012, Michael Gauss was appointed as a Director of the Company.

For the period of time from 2007 to 2012, Michael Guss AKA Michael Gauss has been a merchant banker, principal investor in, and consultant to various private and publicly traded businesses domestically and overseas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 14, 2012
OMNI VENTURES, INC.
By: /s/ Christian Wicks
Christian Wicks
Interim President